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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

                               AMENDMENT NO. 1 TO
                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): SEPTEMBER 21, 2007

                          Berkshire Hills Bancorp, Inc.
                          -----------------------------
             (Exact name of registrant as specified in its charter)

       Delaware                          0-51584                  04-3510455
       --------                          -------                  ----------
(State or other jurisdiction of        (Commission               (IRS Employer
 incorporation or organization)       File Number)           Identification No.)

                24 North Street, Pittsfield, Massachusetts 01201
                ------------------------------------------------
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code): (413) 443-5601
                                                             -------------

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 9.01.     FINANCIAL STATEMENTS AND EXHIBITS.
               ----------------------------------

      Pursuant to the requirements of Item 9.01(a)(4) and Item 9.01(b)(2) of Form 8-K, Berkshire Hills Bancorp, Inc. ("Berkshire Hills Bancorp") hereby files this Amendment No. 1 to its Current Report on Form 8-K initially filed with the Securities and Exchange Commission on September 26, 2007 with the financial information required by Item 9.01.

a.    Financial statements of businesses acquired.

      The following audited financial statements of Factory Point Bancorp, Inc. ("Factory Point Bancorp") are incorporated by reference to Berkshire Hills Bancorp's Registration Statement on Form S-4 (SEC File No. 333-144062):

      Report of Independent Auditors

      Consolidated Balance Sheets as of December 31, 2006 and 2005

      Consolidated Statements of Income for the years ended December 31, 2006, 2005 and 2004

      Consolidated Statement of Changes in Shareholders' Equity for the years ended December 31, 2006, 2005 and 2004

      Consolidated Statements of Cash Flows for the years ended December 31, 2006, 2005 and 2004

      Notes to Consolidated Financial Statements

      The following unaudited, consolidated interim financial statements of Factory Point Bancorp, Inc. are incorporated herein by reference to Exhibit 99.1:

      Consolidated Balance Sheets at June 30, 2007

      Consolidated Statements of Income for the six months ended June 30, 2007 and 2006

      Consolidated Statements of Cash Flows for the six months ended June 30, 2007 and 2006

      Notes to Consolidated Financial Statements

b.    Pro forma financial information.

      The pro forma financial information required by this Item 9.01(b) is incorporated herein by reference to Exhibit 99.2.

c.    Exhibits.

      Exhibit Number      Description
      --------------      -----------

      99.1 Unaudited consolidated financial statements of Factory Point Bancorp, Inc. as of and for the six months ended June 30, 2007

      99.2                Pro forma financial information


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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                Berkshire Hills Bancorp, Inc.




Date: December 7, 2007          By: /s/ Kevin P. Riley
                                    -----------------------------------------
                                    Kevin P. Riley
                                    Executive Vice President, Treasurer and
                                      Chief Financial Officer